Dreyfus
Institutional Short
Term Treasury Fund



ANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                       Short Term Treasury Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional Short Term Treasury Fund covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, high quality bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused bond yields to fall, investors who allocated a portion of their overall investment portfolios to high quality fixed-income securities enjoyed the benefits of current income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Short Term Treasury Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2001, the fund's Institutional shares achieved a 9.41% total return and produced aggregate income dividends of $0.1001 per share. The fund's Investor shares achieved a total return of 9.66% and produced aggregate income dividends of $0.0957 per share.(1) These returns compare to a total return of 10.38% provided by the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the "Index"), for the same period.(2)

We attribute the fund's good absolute performance to a favorable environment for U.S. Treasury securities. Lower short-term interest rates and a surge in demand from investors fleeing a falling stock market helped support prices. The fund modestly underperformed its benchmark because its dollar-weighted average maturity does not exceed two years, while the maturity of the Index can range as high as three years. The fund's two-year limitation is designed to minimize price volatility.

What is the fund's investment approach?

The fund seeks to provide a high level of current income with minimum fluctuation of principal. To pursue this goal, the fund purchases only U.S. Treasury securities and may enter into repurchase agreements collateralized by such securities. To help minimize fluctuations of principal, the fund will limit the remaining maturities of the Treasury securities it purchases to three years or less and its repurchase agreements to those that mature the next business day. The portfolio's dollar-weighted average maturity does not exceed two years

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented the most important driver of the fund's performance. When the reporting period began, the economy had already begun to weaken in response to reduced capital spending, lower corporate profits and a declining stock market. In turn, this ongoing economic deterioration caused yields of U.S. Treasury securities to decline. The Federal Reserve Board (the "Fed") began to take steps to reverse this economic trend in early January 2001, when it implemented the first of eight short-term interest-rate cuts. The Fed reduced short-term interest rates a total of 3.50 percentage points to 3.00% during the first nine months of 2001. In this declining interest-rate environment, yields on newly issued short-term U.S. Treasury securities also fell. Because bond yields and prices move in opposite directions, prices of short-term U.S. Treasury securities rose commensurately, producing attractive total returns.

In addition to interest-rate trends, the market was also strongly influenced by supply-and-demand factors. Because of strong tax revenues and a balanced budget, the federal government had less need to borrow. In fact, the U.S. Treasury Department had implemented a program in which it used a portion of the surplus to buy back seasoned, long-term U.S. Treasury bonds. As a result, issuance of U.S. Treasury securities generally declined. At the same time, however, demand surged from investors fleeing a declining stock market. These factors put additional downward pressure on yields.

The fund was also affected by the terrorist attacks of September 11, which had negative repercussions throughout the U.S. economy. In addition to an additional rate cut implemented by the Fed soon after the attacks, the flight to quality among investors intensified, making direct obligations of the federal government even more valuable and causing their yields to fall, and their prices to rise, further.


In this environment, we generally maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- near the two-year mark, which is the long end of its range. This position enabled us to maintain higher yields for as long as practical while interest rates fell.

What is the fund's current strategy?

We have recently sold some of the fund's holdings of two-year U.S. Treasury notes in order to lock in profits after nine months of aggressive interest-rate reductions. While additional rate cuts are expected as the Fed continues its efforts to reinvigorate the economy, we believe that those expectations have already been incorporated into the prices of short-term U.S. Treasury securities. In addition, tax cuts and higher spending on national defense could effectively eliminate the federal budget surplus, which may lead to a greater future supply of U.S. Treasury securities. As a result of these recent sales, the fund' s average duration has fallen from the long end of its range to approximately 1.5 years, which we consider a neutral position. Of course, our duration management strategy is subject to change as economic and market conditions evolve.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000,000 investment in Dreyfus Institutional Short Term Treasury Fund Institutional shares and Investor shares and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 9/30/01


                                                           Inception                                                    From
                                                             Date               1 Year              5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES                                       10/29/93              9.41%               6.34%              6.18%

INVESTOR SHARES                                            10/29/93              9.66%               6.18%              6.05%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000,000 INVESTMENT MADE IN EACH OF THE INSTITUTIONAL SHARES AND INVESTOR SHARES OF DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND ON 10/29/93 (INCEPTION DATE) TO A $10,000,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 10/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS EXCLUSIVELY IN U.S. TREASURY SECURITIES AND REPURCHASE AGREEMENTS IN RESPECT THEREOF. THE FUND'S PORTFOLIO OF U.S. TREASURY SECURITIES WILL, UNDER NORMAL CIRCUMSTANCES, GENERALLY HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY NOT TO EXCEED TWO YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.






STATEMENT OF INVESTMENTS

September 30, 2001

                                                                                               Principal
BONDS AND NOTES--96.3%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--75.6%

   3.625%, 8/31/2003                                                                          9,200,000                9,338,644

   3.875%, 6/30/2003                                                                          2,579,000                2,627,924

   4.625%, 2/28/2003                                                                          2,900,000                2,979,518

   5.375%, 6/30/2003                                                                          1,000,000                1,044,610

   5.75%, 10/31/2002                                                                          1,530,000                1,582,509

   6.25%, 7/31/2002                                                                             400,000                  412,472

                                                                                                                      17,985,677

U.S. TREASURY PRINCIPAL STRIPS--20.7%

   Zero Coupon, 5/15/2002                                                                     5,000,000                4,925,400

TOTAL BONDS AND NOTES

   (cost $22,595,466)                                                                                                 22,911,077
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.7%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  2.32%, 11/29/2001

   (cost $632,586)                                                                              635,000                  632,606
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $23,228,052)                                                              99.0%               23,543,683

CASH AND RECEIVABLES (NET)                                                                         1.0%                  240,374

NET ASSETS                                                                                       100.0%               23,784,057

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 23,228,052  23,543,683

Cash                                                                    18,245

Interest receivable                                                    121,362

Receivable for shares of Beneficial Interest subscribed                106,000

                                                                    23,789,290
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            5,196

Payable for shares of Beneficial Interest redeemed                          37

                                                                         5,233
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      23,784,057
-------------------------------------------------------------------------------

COMPOSITION NET ASSETS ($):

Paid-in capital                                                     26,714,849

Accumulated undistributed investment income--net                         5,247

Accumulated net realized gain (loss) on investments                 (3,251,670)

Accumulated gross unrealized appreciation
  on investments                                                       315,631
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      23,784,057

NET ASSET VALUE PER SHARE

                                           Institutional Shares  Investor Share
--------------------------------------------------------------------------------

Net Assets ($)                                       16,696,544      7,087,513

Shares Outstanding                                    8,170,833      3,447,519
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              2.04          2.06

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,094,044

EXPENSES:

Management fee--Note 3(a)                                               42,162

Distribution fees (Investor Shares)--Note 3(b)                          14,319

Loan commitment fees--Note 2                                               179

TOTAL EXPENSES                                                          56,660

INVESTMENT INCOME--NET                                               1,037,384
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                599,577

Net unrealized appreciation (depreciation)
  on investments                                                       265,686

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 865,263

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,902,647

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended September 30,
                                              ----------------------------------
                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,037,384         1,993,885

Net realized gain (loss) on investments           599,577          (434,806)

Net unrealized appreciation (depreciation)
         on investments                            265,686           182,985

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,902,647         1,742,064
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Institutional Shares                             (766,673)       (1,510,160)

Investor Shares                                  (268,674)         (480,515)

TOTAL DIVIDENDS                                (1,035,347)       (1,990,675)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Institutional Shares                            6,532,593           6,386,776

Investor Shares                                 3,566,890           2,817,680

Dividends reinvested:

Institutional Shares                              239,228             880,460

Investor Shares                                   212,534             415,810

Cost of shares redeemed:

Institutional Shares                           (6,583,356)        (23,101,762)

Investor Shares                                (1,654,170)        (13,050,319)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             2,313,719         (25,651,355)

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,181,019         (25,899,966)
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            20,603,038           46,503,004

END OF PERIOD                                  23,784,057           20,603,038

Undistributed investment income--net                5,247                3,210

 SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended September 30,
                                              ----------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL SHARES

Shares sold                                     3,254,690            3,278,387

Shares issued for dividends reinvested            119,686              452,514

Shares redeemed                                (3,301,081)         (11,858,649)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      73,295          (8,127,748)
--------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                     1,768,370           1,438,812

Shares issued for dividends reinvested            105,545             212,481

Shares redeemed                                  (818,840)         (6,673,571)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,055,075          (5,022,278)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended September 30,
                                                                 -------------------------------------------------------------------
INSTITUTIONAL SHARES                                             2001           2000           1999           1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.96           1.96           2.01           1.98          1.98

Investment Operations:

Investment income--net                                            .10            .11            .11            .12           .12

Net realized and unrealized gain (loss)
   on investments                                                 .08             --           (.05)           .03             --

Total from Investment Operations                                  .18            .11            .06            .15           .12

Distributions:

Dividends from investment income--net                            (.10)          (.11)          (.11)          (.12)         (.12)

Net asset value, end of period                                   2.04           1.96           1.96           2.01          1.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.41           5.68           2.92           7.56          6.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .20            .20            .20            .20           .20

Ratio of net investment income
   to average net assets                                         5.00           5.55           5.39           5.81          6.04

Portfolio Turnover Rate                                      1,614.08         871.42         823.06         756.50        952.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x1,000)                            16,697         15,881         31,860         65,163       118,102

(A) EFFECTIVE FEBRUARY 2, 1997, CLASS A SHARES WERE REDESIGNATED AS INSTITUTIONAL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended September 30,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  2001           2000           1999           1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.97           1.97           2.02           1.99          1.99

Investment Operations:

Investment income--net                                            .10            .10            .10            .11           .12

Net realized and unrealized gain (loss)
   on investments                                                 .09             --           (.05)           .03            --

Total from Investment Operations                                  .19            .10            .05            .14           .12

Distributions:

Dividends from investment income--net                            (.10)          (.10)          (.10)          (.11)         (.12)

Net asset value, end of period                                   2.06           1.97           1.97           2.02          1.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.66           5.42           2.68           7.30          5.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45            .45            .45           .45

Ratio of net investment income
   to average net assets                                         4.70           5.30           5.16           5.57          5.83

Portfolio Turnover Rate                                      1,614.08         871.42         823.06         756.50        952.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x1,000)                             7,088          4,722         14,643         10,296        35,296

(A) EFFECTIVE FEBRUARY 2, 1997, CLASS B SHARES WERE REDESIGNATED AS INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Short Term Treasury Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of com parable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumu-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

lative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective October 1, 2001, is to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $5,721. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,242,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, $2,019,000 of the carryover expires in fiscal 2005 and $1,223,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund's average daily net assets and is payable monthly. Unless the Manager gives the fund's investors 90 days notice to the contrary, the Manager, and not the fund, will be liable for fund expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the fund: the management fee, and with respect to the fund's Investor Shares, Rule 12b-1 Service Plan expenses.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

The Manager compensates Mellon under a custody agreement for providing custodial services for the fund.

(b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's Investor Shares, for servicing shareholder accounts (" Servicing") and for advertising and marketing relating to the fund's Investor Shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institutional or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended September 30, 2001, the fund was charged $14,319 for Investor Shares pursuant to the Plan

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $338,659,469 and $335,383,950, respectively.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Institutional Short Term Treasury Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Short Term Treasury Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Short Term Treasury Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
November 8, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 95% of the ordinary income dividends paid during its fiscal year ended September 30, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


                 For More Information

                        Dreyfus
                        Institutional Short Term
                        Treasury Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  721AR0901